UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2004

GREAT AMERICAN FINANCIAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

1-11632 (Commission File Number)	06-1356481 IRS Employer Identification No.)

250 East Fifth Street
Cincinnati, Ohio 45202
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  (513) 333-5300

TABLE OF CONTENTS

Item 12. Results of Operations and Financial Conditions

SIGNATURE

INDEX TO EXHIBITS

EXHIBIT 99.1

Item 12.  Results of Operations and Financial Conditions

On April 26, 2004, Great American Financial Resources, Inc. ("GAFRI") reported its results for the period ending March 31, 2004. A copy of the press release issued by GAFRI on April 26, 2004 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT AMERICAN FINANCIAL RESOURCES, INC.

Dated: April 26, 2004	By: /s/ Christopher P. Miliano
Christopher P. Milano
Chief Financial Officer

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INDEX TO EXHIBITS
99.1	Press release, dated as of April 26, 2004, reporting Great American Financial Resources, Inc. results for the period ended March 31, 2004 (furnished and not filed herewith solely pursuant to Item 12).

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